                                                                     EXHIBIT 4.8

                             LETTER OF TRANSMITTAL
                           OFFER FOR ALL OUTSTANDING
                           8% SENIOR NOTES DUE 2008
                                IN EXCHANGE FOR
                       8% SERIES A SENIOR NOTES DUE 2008
                                      OF
                            STANDARD PACIFIC CORP.

--------------------------------------------------------------------------------
       THIS EXCHANGE OFFER WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY
                  TIME, ON _________, 1998, UNLESS EXTENDED


          The Exchange Agent is United States Trust Company of New York, whose mailing address, facsimile number and telephone number are as follows:

          By Hand up to 4:30 PM:                 By Overnight Courier and by Hand after 4:30 PM:
  United States Trust Company of New York           United States Trust Company of New York
             111 Broadway                                 770 Broadway, 13th Floor
             Lower Level                                 New York, New York  10003
   Attn:  Corporate Trust Services                    Attn:  Corporate Trust Services
      New York, New York  10006

                                 By Facsimile:
                    United States Trust Company of New York
                             Fax:  (212) 780-0592
                     Confirm by Telephone:  (800) 548-6565

          Delivery of this Letter of Transmittal to an address other than as set forth above or transmission of this Letter of Transmittal via facsimile to a number other than as set forth above does not constitute a valid delivery.

          This Letter of Transmittal is to be completed by holders of 8% Senior Notes due 2008 (the "Old Notes") either if Old Notes are to be forwarded herewith or if tenders of Old Notes are to be made by book-entry transfer to an account maintained by United States Trust Company of New York (the "Exchange Agent") at The Depository Trust Company (the "DTC") pursuant to the procedures set forth in "THE EXCHANGE OFFER--Procedures for Tendering" in the Prospectus (as defined herein).

          Holders of Old Notes whose certificates (the "Certificates") for such Old Notes are not immediately available or who cannot deliver their Certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date (as defined in the Prospectus) or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Old Notes according to the guaranteed delivery procedures set forth in "THE EXCHANGE OFFER--Procedures for Tendering" in the Prospectus.

          If any tendered Old Notes are not exchanged pursuant to the Exchange Offer for any reason, or if Certificates are submitted for more Old Notes than are tendered or accepted for exchange, Certificates for such nonexchanged or nontendered Old Notes will be returned (or, in the case of Old Notes tendered by book-entry transfer, such Old Notes will be credited to an account maintained at
DTC), without expenses to the tendering holder promptly following the Expiration Date (as defined in the Prospectus).

          DELIVERY OF DOCUMENTS TO THE DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

                   NOTE:  SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

          The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

==================================================================================================================
                                          DESCRIPTION OF SECURITIES TENDERED
------------------------------------------------------------------------------------------------------------------
     NAME AND ADDRESS OF REGISTERED HOLDER AS IT
         APPEARS ON THE PRIVATELY PLACED 8%           CERTIFICATE NUMBER(S) OF OLD       PRINCIPAL AMOUNT OF OLD
         SENIOR NOTES DUE 2008 ("OLD NOTES")               NOTES TRANSMITTED                NOTES TRANSMITTED
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

================================================================================

           (BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

[_] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE DTC AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution______________________________________________

     Account Number_____________________________________________________________

     Transaction Code Number____________________________________________________


[_] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

     Name of Registered Holder(s)_______________________________________________

     Window Ticket Number (if any)______________________________________________

     Date of Execution of Notice Guaranteed Delivery____________________________

     Name of Institution which Guaranteed Delivery______________________________

         If Guaranteed Delivery is to be made By Book-Entry Transfer:

     Name of Tendering Institution______________________________________________

     Account Number_____________________________________________________________

     Transaction Code Number____________________________________________________

[_] CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND ANY NON-EXCHANGED OLD NOTES ARE TO BE RETURNED BY CREDITING DTC ACCOUNT NUMBER SET FORTH ABOVE.

Ladies and Gentlemen:

          1. The undersigned hereby agrees to exchange the aggregate principal amount of privately placed 8% Senior Notes Due 2008 (the "Old Notes") for a like principal amount of 8% Series A Senior Notes Due 2008 (the "Notes") of Standard Pacific Corp., a Delaware corporation (the "Company"), upon the terms and subject to the conditions contained in the Registration Statement on Form S-4 filed by the Company with the Securities and Exchange Commission (the "Registration Statement") and the accompanying Prospectus dated ___________, 1998 included therein (the "Prospectus"), receipt of which is hereby acknowledged.

          2. The undersigned hereby acknowledges and agrees that the Notes will bear interest from the most recent date to which interest has been paid on the Old Notes or, if no interest has been paid on the Old Notes, from February 10, 1998. Accordingly, the undersigned will forgo accrued but unpaid interest on his, her or its Old Notes that are exchanged for Notes, but will receive such interest under the Notes.

          3. The undersigned hereby represents and warrants that he, she or it has full authority to tender the Old Notes described above. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the exchange of the Old Notes.

          4. The undersigned understands that the tender of the Old Notes pursuant to all of the procedures set forth in the Prospectus will constitute an agreement between the undersigned and the Company as to the terms and conditions set forth in the Prospectus.

          5. The undersigned hereby represents and warrants that the undersigned (i) is not an affiliate of the Company within the meaning of Rule 405 of the Securities Act of 1933, as amended (the "Securities Act") and (ii) is acquiring the Notes in the ordinary course of the business of the undersigned and, if the undersigned is not a broker-dealer, that the undersigned is not engaged in, and does not intend to engage in, a distribution of the Notes.

          6. If the undersigned is a broker-dealer, (i) it hereby represents and warrants that it acquired the Old Notes for its own account as a result of market-making activities or other trading activities and (ii) it hereby acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of the Notes received hereby. Neither the acknowledgment contained in the foregoing sentence nor the delivery of such a prospectus shall be deemed an admission that the undersigned is an "underwriter" within the meaning of the Securities Act.

          7. Any obligation of the undersigned hereunder, shall be binding upon the successors, assigns, executors, administrators, trustees in bankruptcy and legal and personal representatives of the undersigned.

--------------------------------------------------------------------------------

                  SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS
                              (SEE INSTRUCTION 1)

          To be completed ONLY IF the Notes are to be issued in the name of someone other than the undersigned or are to be sent to someone other than the undersigned or to the undersigned at an address other than that provided above:


Name____________________________________________________________________________
                                (PLEASE PRINT)

Address_________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                              (INCLUDE ZIP CODE)


Telephone No.:__________________________________________________________________
                              (INCLUDE AREA CODE)
Mail to:

Name____________________________________________________________________________
                                (PLEASE PRINT)

Address_________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                              (INCLUDE ZIP CODE)

Telephone No.:__________________________________________________________________
                              (INCLUDE AREA CODE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   SIGNATURE

________________________________________________________________________________
                          (NAME OF REGISTERED HOLDER)

By:_____________________________________________________________________________

Name:___________________________________________________________________________

Title:__________________________________________________________________________

     (Must be signed by registered holder exactly as name appears on Certificates for Old Notes or on the register of holders of Old Notes maintained by United States Trust Company of New York, as trustee for the Old Notes (the "Trustee"), or any person(s) authorized to become the registered holder(s) of the Old Notes by endorsements and documents transmitted herewith (including such opinions of counsel, certifications and other information as may be required by the Trustee to comply with the restrictions on transfer applicable to the Old Notes). If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.)

Address:________________________________________________________________________

Telephone No.:__________________________________________________________________
                              (INCLUDE AREA CODE)

Taxpayer Identification No.:____________________________________________________

Signature Guaranteed By:________________________________________________________
                                       (SEE INSTRUCTION 1)

Title:__________________________________________________________________________

Name of Institution:____________________________________________________________

Address_________________________________________________________________________

Telephone No.:__________________________________________________________________
                              (INCLUDE AREA CODE)

Date:___________________________________________________________________________

                   PLEASE READ THE INSTRUCTIONS BELOW, WHICH
                   FORM A PART OF THIS LETTER OF TRANSMITTAL.

                                 INSTRUCTIONS

          1. GUARANTEE OF SIGNATURES. Signatures on this Letter of Transmittal must be guaranteed by a firm that is a member of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company having an office in the United States which is a member of a recognized Medallion Signature Program approved by the Securities Transfer Association, Inc. (an "Eligible Institution") unless (i) the "Special Issuance and Delivery Instructions" above have not been completed or (ii) the Old Notes described above are tendered for the account of an Eligible Institution.

          2. DELIVERY OF LETTER OF TRANSMITTAL AND OLD NOTES. This Letter of Transmittal is to be completed either if (a) Certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "THE EXCHANGE OFFER--Procedures for Tendering" in the Prospectus. Certificates, or timely confirmation of a book-entry transfer of such Old Notes into the Exchange Agent's account at the DTC, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date. Old Notes may be tendered in whole or in part in the principal amount of integral multiples of $1,000.

          THE METHOD OF DELIVERY OF OLD NOTES AND OTHER DOCUMENTS IS AT THE ELECTION AND RISK OF THE RESPECTIVE HOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL (WITH RETURN RECEIPT), PROPERLY INSURED, IS SUGGESTED.

          3. GUARANTEED DELIVERY PROCEDURES. Registered holders who wish to tender their Old Notes and (i) whose Old Notes are not immediately available, or
(ii) who cannot deliver their Old Notes, the Letter of Transmittal or any other required documents to the Exchange Agent on or prior to the Expiration Date, or
(iii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis may effect a tender if:

               (a)  The tender is made through an Eligible Institution;

               (b) Prior to the Expiration Date, the Exchange Agent receives from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) substantially in the form made available by the Company; and

               (c) Such properly completed and executed Letter of Transmittal (or facsimile thereof), as well as the Certificate(s) (or a Book-Entry Confirmation (as defined in the Prospectus)) representing all tendered Old Notes in proper form for transfer and all other documents required by the Letter of Transmittal are received by the Exchange Agent within five New York Stock Exchange trading days after the Expiration Date.

          Upon request of the Exchange Agent, a Notice of Guaranteed Delivery will be sent to registered holders who wish to tender their Old Notes according to the guaranteed delivery procedures set forth above.

          4. SIGNATURES ON LETTER OF TRANSMITTAL, BOND POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by a person other than a registered holder of any Old Notes, such Old Notes must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear on the Old Notes.

          If this Letter of Transmittal or any Old Notes or bond power is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such person should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

          5. EXCHANGE OF OLD NOTES ONLY. Only the above-described Old Notes may be exchanged for Notes pursuant to the Exchange Offer.

          6. PARTIAL TENDERS AND WITHDRAWAL RIGHTS. Tenders of Old Notes will be accepted only in the principal amount of integral multiples of $1,000.

          Except as otherwise provided herein, tenders of Old Notes may be withdrawn at any time on or prior to the Expiration Date. In order for a withdrawal to be effective on or prior to that time. a written, telegraphic, telex or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth above or in the Prospectus on or prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Old Notes to be withdrawn, the aggregate principal amount of Old Notes to be withdrawn, and (if Certificates for Old Notes have been tendered) the name of the registered holder of the Old Notes as set forth on the Certificate for the Old Notes, if different from that of the person who tendered such Old Notes. If Certificates for the Old Notes have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such Certificates for the Old Notes, the tendering holder must submit the serial numbers shown on the particular Certificates for the Old Notes to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Old Notes tendered for the account of an Eligible Institution. If Old Notes have been tendered pursuant to the procedures for book-entry transfer set forth in the Prospectus under "THE EXCHANGE OFFER--Procedures for Tendering," the notice of withdrawal must specify the name and number of the account at the DTC to be credited with the withdrawal of Old Notes, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by written, telegraphic, telex or facsimile transmission. Withdrawals of tenders of Old Notes may not be rescinded. Old Notes properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time on or prior to the Expiration Date by following any of the procedures described in the Prospectus under "THE EXCHANGE OFFER--Procedures for Tendering."

          7. MISCELLANEOUS. All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Notes will be resolved by the Company, whose determination will be final and binding. The Company reserves the absolute right to reject any or all tenders that are not in proper form or the acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any irregularities or conditions of tender as to particular Old Notes.
The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding. Unless waived, any irregularities in connection with tenders or consents must be cured within such time as the Company shall determine. Neither the Company nor the Exchange Agent shall be under any duty to give notification of defects in such tenders or shall incur liabilities for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holder thereof.

                           IMPORTANT TAX INFORMATION

          Under current Federal income tax law, an Old Noteholder whose tendered Old Notes are accepted for payment generally is required to provide the Exchange Agent (as agent for the payer) with his or her correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If such Old Noteholder is an individual, the TIN is his or her social security number. If the Exchange Agent is not provided with the correct TIN, the Old Noteholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such Old Noteholders with respect to Notes exchanged pursuant to the Offer may be subject to backup withholding.

          Certain Old Noteholders (including, among others, all corporations and certain foreign individuals) may not be subject to these backup withholding and reporting requirements. Exempt Old Noteholders should indicate their exempt status on Substitute Form W-9. In order for a foreign individual to qualify as an exempt recipient, that Old Noteholder must submit a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to his or her exempt status. Such statements can be obtained from the Exchange Agent. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

          If backup withholding applies, the Exchange Agent is required to withhold 31 percent of any such payments made to the Old Noteholder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

PURPOSE OF SUBSTITUTE FORM W-9

          To prevent backup withholding on payments that are made to an Old Noteholder with respect to Old Notes exchanged pursuant to the Offer, each Old Noteholder is required to notify the Exchange Agent of his, her or its correct TIN by completing the Substitute Form W-9 below certifying the TIN provided on such form is correct (or that such Old Noteholder is awaiting a TIN) and that
(1) the Old Noteholder has not been notified by the Internal Revenue Service that he, she or it is subject to backup withholding as a result of a failure to report all interest or dividends or (2) the Internal Revenue Service has notified the Old Noteholder that he, she or it is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

          The Old Noteholder is required to give the Exchange Agent the social security number or employer identification number of the record owner of the Old Notes. If the Old Notes are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report.

-------------------------------------------------------------------------------------------------------------------------------
                             PART 1--PLEASE PROVIDE YOUR TIN IN THE                           ---------------------------------
                             BOX AT RIGHT AND CERTIFY BY SIGNING AND                               Social Security Number
                             DATING BELOW.                                                                  OR



                                                                                              ---------------------------------
SUBSTITUTE                                                                                      Employer Identification Number
                             --------------------------------------------------------------------------------------------------
Form W-9                     PART 2--Certificate Under penalties of perjury, I certify that:

Department of the Treasury   (1)  The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me) and
Internal Revenue Service
                             (2)  I am not subject to backup withholding because: (a) I am exempt from backup withholding,
                                  (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject
PAYER'S REQUEST FOR               to backup withholding as a result of a failure to report all interest or dividends or (c)
TAXPAYER IDENTIFICATION           the IRS has notified me that I am no longer subject to backup withholding.
NUMBER (TIN)
                                  Certification Instructions--You must cross out Item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return.  However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the
                                  IRS that you are no longer subject to backup withholding, do not cross out such Item (2).
                             --------------------------------------------------------------------------------------------------
                                                                                                             Part 3
                             SIGNATURE:________________________________   DATE:_________________________     Awaiting
                                                                                                             TIN    [_]
-------------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31
      PERCENT OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

        YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE
                   BOX IN PART THREE OF SUBSTITUTE FORM W-9


--------------------------------------------------------------------------------

               CERTIFICATE OF AWAITING TAX IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 31 percent of all reportable payments made to me thereafter will be withheld until I provide a number.

_______________________________________          _______________________________
              Signature                                       Date

--------------------------------------------------------------------------------